PANTHER CAPITAL LTD
                                     [LOGO]


                             UNDERWRITING AGREEMENT
                                       for


                             Internet Holdings, Inc.


     5,000,000 Shares of Common Stock at $1.00 per share

     1,000,000 Warrants exercisable into Common Stock at $1.00 per share during the first 12 months following the closing and $10.00 per share during the second 12 months following the closing

                                  January, 2000


                             UNDERWRITING AGREEMENT


THIS AGREEMENT is made the 6th day of January 2000 BETWEEN Panther Capital Ltd of 22 Grosvenor Street, London, United Kingdom (hereinafter called "Panther Capital") of the first part AND Internet Holdings, Inc. National Association of Securities Dealers ("NASD") Stock Symbol HTTP of 116 John Street, Suite 1313, New York, NY 10038 (hereinafter called "the Company") of the second part.

NOW IT IS HEREBY AGREED as follows:

     1.   INTRODUCTORY

     i) Internet Holdings, Inc., a Utah corporation (the "Company"), proposes to issue and sell 5,000,000 shares of its authorized but unissued Common Stock, par value $.0001 per share at a price of $1.00 per share (the "Common Stock"), to the several underwriters named in Schedule A annexed hereto (the "Sub-Underwriters"), for whom Panther Capital is acting as Underwriter. Panther Capital and the Sub-Underwriters shall together be referred to as the "Underwriters". Said aggregate of 5,000,000 shares are herein called the "Firm Common Shares."

     ii) As underwriter Panther Capital has underwritten the full amount of the placement and it is the obligation of Panther Capital to ensure the full subscription of the placement either by itself or others. In consideration of such underwriting Panther Capital will be granted warrants to purchase up to 1,000,000 (one million) shares of Common Stock, (the "Optional Common Shares"). These warrants are at $1.00 per share if exercised within one year of the date of the First Closing (as hereinafter defined) and at a price of $10.00 per share if exercised within two years of the date of the First Closing but after one year from the date of the First Closing. If the warrants have not been exercised they expire automatically at midnight Eastern Standard Time on the second anniversary of the First Closing.

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Underwriters that:

     i) A registration statement with respect to twenty five percent (25%) of the Common Shares will be prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and will be filed with the Commission within 90 (ninety) days of the completion of this offering.

     ii) The term "Registration Statement" as used in this Agreement shall mean such registration statement as is required to enable the Common Shares which are the subject of such registration statement to become free trading and unrestricted within the provisions of the Act.

     iii) The Commission has not issued any order preventing or suspending the use of any Prospectus, and each Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, no representation or warranty contained in this subsection shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation thereof.

     iv) The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than the Company's wholly owned subsidiary, Fairfax Equity Limited (the "Subsidiary"). The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Utah. The Subsidiary has been duly formed and is validly existing as a private limited liability company under the laws of England. The Company and the Subsidiary have all requisite corporate power and authority to own and lease their respective properties and conduct their respective businesses as described in the Prospectus; the Company and the Subsidiary are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders which are material to the conduct of its business as currently conducted, all of which are valid and in full force and effect except where the failure to hold such authorizations, licenses, permits, consents, certificates and orders would not have a material and adverse effect on the Company's business, results and operations and financial condition; the Company and the Subsidiary are duly qualified to do business and in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company and its Subsidiary taken as a whole; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company owns all outstanding shares of capital stock of the Subsidiary, free and clear of any claim, lien or encumbrance of any kind except for liens described in the Prospectus.

     v) The Company has an authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the issued and outstanding shares of Common Stock have been, and the issued and outstanding shares of Common Stock immediately prior to Closing will be duly authorized and validly issued, fully paid and non-assessable, issued in compliance with all federal and state securities laws, not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and in conformance with the description thereof contained in the Prospectus. Except as disclosed in the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company has, and immediately prior to the Closing will have, no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately describes such plans or arrangements in all material respects.

     vi) The Common Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and will conform to the description thereof contained in or incorporated by reference in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right to require the Company to register any shares owned by such stockholder other than as contemplated by this Agreement. No further approval or authority of the stockholder or the Board of Directors of the Company will be required for the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

     vii) The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally. The execution and delivery of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the certificate of incorporation, bylaws or other organizational documents, of the Company and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under:

          a) Any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of their respective properties may be bound or affected, or

          b) Any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except as has been obtained or except for compliance with the Act.

         viii) The financial statements and schedules of the Company, and the related notes thereto, included in the Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and changes in financial position of the Company for the respective periods presented, provided, however, that the unaudited quarterly and unaudited interim financials are condensed, but include all adjustments (consisting of only normal recurring adjustments) that the Company considers necessary for a fair presentation of the Company's financial position, operating results and cash flows for the interim periods. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principals applied on a consistent basis as certified by the auditors in the Company's audited financial statements provided, however, that the unaudited quarterly and unaudited interim financials are condensed, but include all adjustments (consisting of only normal recurring adjustments) that the Company considers necessary for a fair presentation of the Company's financial position, operating results and cash flows for the interim periods.

          ix) The Company maintains a system of internal accounting control sufficient to provide reasonable assurances that:

               a) Transactions are executed in accordance with management's general or specific authorizations,

               b) Transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets,

               c) Access to assets is permitted only in accordance with management's general or specific authorization, and

               d) The recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          x)   Neither the Company nor the Subsidiary is:

               a)   In violation or default of any provision of its  certificate
                    of   incorporation  or  bylaws,   or  other   organizational
                    documents, or

               b) In breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound, except where a violation, breach or default would not have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company and the Subsidiary taken as a whole; and there does not exist any state of facts which constitutes an event of default on the part of the Company or the Subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

     xi) There are no legal or governmental actions, suits or proceedings (including those related to environmental or discrimination matters) pending, or to the best knowledge of the Company, threatened, as to which the Company or the Subsidiary taken as a whole is or may be a party or of which property owned or leased by the Company or the Subsidiary is or may be the subject, which actions, suits or proceedings could reasonably be expected to, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company and the Subsidiary taken as a whole; and no labor disturbance by the employees of the Company or the Subsidiary exists or is imminent which could reasonably be expected to affect materially and adversely such condition, properties, business or results of operations. Neither the Company nor the Subsidiary is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

     xii) The Company and the Subsidiary have good and marketable title to all the properties and assets reflected as owned in the financial statements herein above described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or those, which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or its Subsidiary, as the case may be. The Company and the Subsidiary hold their respective leased properties under valid and binding leases, except where such leases are not material to the business of the Company and the Subsidiaries, taken as a whole. Except as disclosed in the Prospectus, the Company and the Subsidiary own or lease all such properties as are necessary to their respective operations as now conducted or as proposed to be conducted.

    xiii) The Company and the Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee
          Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") and with all requirements prescribed by any and all statutes, orders, government rules and regulations including the Internal Revenue Code of 1986, as amended, currently in effect with respect to employee benefit plans; no "reportable event" (as defined in ERISA) nor any event described in Sections 4062, 4063 or 4041(c) of ERISA has occurred for which the Company would have any liability; neither the Company nor any Subsidiary has incurred and does not expect to incur material liability under:

          a) Title IV of ERISA other than premium payments to the Pension Benefit Guaranty Corporation arising in the ordinary course of business or

          b) Section 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any Subsidiary would have any material liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or by failure to act, which would cause the loss of such determination letter. Neither the Company nor any Subsidiary has incurred any material liability or penalty under Sections 4975 through 4980 of the Code or under Title I of ERISA. All contributions, premiums or other payments (including all employer contributions and employee salary reduction contributions) which are due have been paid to each "pension plan" and all contributions, premiums or other payments for any period ending on or before the Closing Date which are not yet due have been paid to each such "pension plan" or accrued in accordance with the past custom and practice of the Company. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of any plan activities) has been brought, or to the knowledge of the Company is threatened, against or with respect to any employee benefit plan of the Company or any Subsidiary. All "pension plans" and other employee-related plans of the Company and each Subsidiary are fully funded.

     xiv) Since the  respective  dates as of which  information  is given in the
          Prospectus:

          a) Neither the Company nor the Subsidiary has incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction in any such case which is not in the ordinary course of business;

          b) Neither the Company nor the Subsidiary has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance;

          c) The Company has not paid or declared any dividends or other distributions with respect to its capital stock;

          d)   Neither  the  Company  nor the  Subsidiary  is in  default in the
               payment  of  principal  or  interest  on  any  outstanding   debt
               obligations;

          e)   There  has  not  been  any  change  in  the   capital   stock  or
               indebtedness material to the Company and the Subsidiary taken as a whole (other than in the ordinary course of business); and

          f) There has not been any material adverse change in the condition (financial or otherwise), business, properties or results of operations of the Company or the Subsidiary.

     xv) The Company has sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted; and the Company has no knowledge of any material infringement by the Company or the Subsidiary of any trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company or the Subsidiary regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company and the Subsidiary, taken as a whole.

     xvi) The Company and the Subsidiary are each conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business or results of operations of the Company and the Subsidiary, taken as a whole.

    xvii) All necessary federal, state and foreign income and franchise tax returns have been filed by the Company and the Subsidiary, except where the failure to file would not have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company and the Subsidiary, taken as a whole, and to the Company's knowledge, all such tax returns are complete and correct in all material respects, and all taxes shown as due thereon have been paid. The Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or the Subsidiary which could reasonably be expected to materially and adversely affect the business, operations or properties of the Company and the Subsidiary taken as a whole.

   xviii) The  Company  is  not,   and   upon  the   closing  of   the  offering
          contemplated hereby will not be, an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     xix) The Company has not distributed and will not distribute prior to the First Closing Date any offering material in connection with the offering and sale of the Common Shares other than the Prospectus or any other materials permitted by the Act.

     xx) The Company and the Subsidiary maintain liability, property and casualty insurance in an amount and on such terms as are reasonable and customary for businesses similar to the Company, including against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     xxi) Neither the Company nor to the knowledge of the Company any of its respective employees or agents has at any time during the last five years

          a) Made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or

          b) Made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

    xxii) The Company has not taken, and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock to facilitate the sale or resale of the Common Shares.

   xxiii) The Company has caused each of its executive officers and directors as set forth in the Prospectus to furnish to Panther Capital an agreement in a form acceptable to Panther Capital pursuant to which each such party has agreed that prior to and during the period of 120 days after the first date that registration of the Common Shares is completed, without the prior written consent of Panther Capital, which consent may be withheld at the sole discretion of Panther Capital, such party will not directly or indirectly offer, sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, the Company's Common Stock (including without limitation, Common Stock of the Company which may be deemed to be beneficially owned in accordance with the rules and regulations of the Commission); provided, however, that bona fide gift transactions may be permitted if the donee agrees in writing, prior to the consummation of the gift, to be bound by the provisions applicable to the share in the hands of the donor.

     3.   REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS

The Underwriters, represent and warrant to the Company that the information set forth on the cover page of the Prospectus with respect to price, underwriting discounts and commissions and terms of offering and Under "Underwriting" in the Prospectus was furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Prospectus and is correct in all material respects. The Underwriter represents and warrants that, except as expressly provided herein, it has been authorized by each of the other Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

     4.   PURCHASE, SALE AND DELIVERY OF COMMON SHARES

     i) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters 5,000,000 Firm Common Shares and the Underwriters agree, severally and not jointly, to purchase from the Company the number of Firm Common Shares described below. The purchase price per share to be paid by the several Underwriters to the Company shall be $1.00 per share.

     ii) The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full shares which (as nearly as practicable, as determined by Panther Capital) bears to 5,000,000 the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares.

     iii) Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefore shall be made at the offices of Panther Capital, 22 Grosvenor Street, London, United Kingdom (or such other place as may be agreed upon by the Company and the Underwriters) at such time and date, not later than January 28, 2000 (the "First Closing Date").

     iv) Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company to Panther Capital, for the respective accounts of the Underwriters with respect to the Firm Common Shares to be sold by the Company against payment by Panther Capital, for the accounts of the several Underwriters, of the purchase price therefore by wire transfer of federal funds to an account designated in writing by the Company. The certificates for the

          Firm Common Shares shall be registered in such names and denominations as Panther Capital shall have requested at least two full business days prior to the First Closing Date, and shall be made available for checking and packaging on the business day preceding the First Closing Date at the offices of Panther Capital at 22 Grosvenor Street, London, United Kingdom.

     v) In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to Panther Capital to purchase up to 1,000,000 Optional Common Shares. The options granted hereunder may be exercised at any time (but in not more than two tranches) within two years after the First Closing upon notice by Panther Capital to the Company setting forth the aggregate number of Optional Common Shares as to which they are exercising the option, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates will be delivered.

     vi) For any options exercised prior to midnight Eastern Standard Time on the first anniversary of the First Closing the exercise price will be $1.00 per share.

     vii) For any options exercised after midnight Eastern Standard Time on the first anniversary of the First Closing but prior to midnight Eastern Standard Time on the second anniversary of the First Closing the exercise price will be $10.00 per share.

    viii) All options unexercised at midnight Eastern Standard Time on the second anniversary of the First Closing shall expire automatically upon that date at that time.

     ix) Panther Capital has advised the Company that each Underwriter has authorized it to accept delivery of its Common Shares, to make payment and to give receipt therefore. Panther Capital will make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the First Closing Date or the Second Closing Date, as the case may be, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

     5.   COVENANTS OF THE COMPANY

The Company covenants and agrees that:

     i) The Company will use its best efforts to cause the Registration Statement and any amendment thereof to become effective. The Company will promptly advise Panther Capital in writing:

          a)   Of the receipt of any comments of the Commission,

          b) Of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), or for additional information,

          c)   When the Registration Statement shall have become effective and

          d) Of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the
               institution  of  any  proceedings   for  that  purpose.   If  the
               Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. The Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus of which Panther Capital has not been furnished with a copy a reasonable time prior to such filing or to which Panther Capital reasonably objects or which is not in compliance with the Act and the Rules and Regulations.

     ii) The Company will immediately notify Panther Capital in writing if, at any time prior to the Closing Date, any representation or warranty of the Company set forth herein shall not be true and accurate in all material respects or, without limiting the foregoing, if there shall have been any material adverse change, or a development involving a material adverse change, in the condition (financial or otherwise), properties, business or results of operations of the Company.

     iii) During the period of two years hereafter, the Company will furnish to Panther Capital and, upon the request of the Underwriters, to each of the other Underwriters:

          a) As soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholder's equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants;

          b) As soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

     iv) Prior to and during the period of 120 days after the first date that registration of the Common Shares is completed, the Company will not, without the prior written consent of Panther Capital (which consent may be withheld at the sole discretion of Panther Capital), issue, offer, sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security, other than pursuant to the Company's stock plans disclosed in the Prospectus or in connection with the Company's acquisition of complementary technologies or businesses.

     v) The Company will apply the net proceeds of the sale of the Common Shares sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

     vi) The Company will maintain a transfer agent and registrar for its Common Stock.

     vii) Panther Capital, on behalf of the Underwriters, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

     6.   PAYMENT OF EXPENSES

     Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company agrees to
     pay  all  costs,   fees  and  expenses  incurred  in  connection  with  the
     performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing:

          a) All expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs),

          b) All fees and expenses of the registrar and transfer agent of the Common Stock,

          c)   All necessary issue, transfer and other stamp taxes in connection
               with  the  issuance  and  sale  of  the  Common   Shares  to  the
               Underwriters,

          d) All fees and expenses of the Company's counsel and the Company's independent accountants,

          e) All costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein,

          f) All filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under foreign securities laws,

          g) All filing fees of the National Association of Securities Dealers, Inc. and

          h) The Company will pay (directly or by reimbursement) all fees and expenses incident to the performance of its obligations under this Agreement, which are not otherwise specifically provided for herein.

     7.   CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS

The obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements of Company's officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

          a) Panther Capital shall be satisfied that since the respective dates as of which information is given in the Prospectus, except as disclosed in the Prospectus, there shall not have been any change in the capital stock or any material change in the indebtedness (other than in the ordinary course of business) of the Company, except as set forth or contemplated by the Prospectus, no material verbal or written agreement or other transaction shall have been entered into by the Company, which is not in the ordinary course of business,

          a) No loss or damage (whether or not insured) to the property of the Company shall have been sustained which materially and adversely affects the condition (financial or otherwise), business or results of operations of the Company,

          b) No legal or governmental action, suit or proceeding affecting the Company which is material to the Company or which affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and

          c) There shall not have been any material change in the condition (financial or otherwise), business, management or results of
               operations  of  the  Company  which  makes  it   impractical   or
               inadvisable in the reasonable judgment of the Underwriters to proceed with the purchase the Common Shares as contemplated hereby.

     ii) There shall have been furnished to Panther Capital on each Closing Date, in form and substance satisfactory to Panther Capital, except as otherwise expressly provided below, an officers certificate signed by the President of the Company addressed to the Underwriters and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

          a) The Company has been duly incorporated is validly existing as a corporation in good standing under the laws of the State of Utah. The Subsidiary is duly formed and validly existing under the laws of England. To the Company's knowledge, there are no other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, results and operations or the financial condition of the Company and the Subsidiary, taken as a whole. The Company has corporate power and authority to own its properties and conduct its business as described in the Prospectus;

          b) The authorized issued and outstanding capital stock of the Company conforms in all material respects to the description of the capital stock set forth under the caption "Capitalization" in the Prospectus; all necessary and proper corporate proceedings have been taken in order to validly authorize such Common Stock; all outstanding shares of Common Stock (including the Firm Common Shares and any Optional Common Shares) have been duly and validly issued, are fully paid and non-assessable, have been issued in compliance with the registration and qualification requirements of federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase any of the Common Shares to be sold by the Company hereunder;

          c) The certificates evidencing the Common Shares to be delivered hereunder are in due and proper form under Utah law, and when duly countersigned by the Company's transfer agent and registrar, and delivered to Panther Capital or upon its order against payment of the agreed consideration therefore in accordance with the provisions of this Agreement, the Common Shares represented thereby will be duly authorized and validly issued, fully paid and non-assessable, and will conform in all respects to the description thereof set forth under the caption "Description of Securities" in the Prospectus;

          d) Except as disclosed in or specifically contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock (including, without limitation, the Common Shares) of the Company or any security convertible into or exchangeable for capital stock of the Company;

          e) The Prospectus complies as to form in all material respects with the requirements of the Act and the Rules and Regulations;

          f) There are no legal or governmental actions, suits or proceedings pending or threatened against the Company which are required to be described in the Prospectus which are not described as required.

          g) The Company has all requisite corporate power and authority to enter into this Agreement and to sell and deliver the Common Shares to be sold by it to the several Underwriters; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under the Act; and no approval, authorization, order, consent, filing, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the performance by the Company of its obligations contemplated by this Agreement to be performed at the time of closing, except such as have been obtained and are in full force and effect under the Act.

          h) The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations thereunder contemplated by the Agreement to be performed at the time of the closing will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument or violate any of the provisions of the certificate of incorporation or bylaws of the Company or, to the Company's knowledge, violate any judgment, decree or order, which has been entered against the Company or any statute, rule or regulation of any court or governmental body having jurisdiction over the Company or any of its properties;

          i)   The  Company  is  not  in   violation  of  its   certificate   of
               incorporation or any material provision if its bylaws;

          j) No holders of securities of the Company have rights which have not been waived to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated by this Agreement;

          k) The representations and warranties of the Company set forth in this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date;

          l) The board of directors of the Company has carefully examined the Prospectus; in his or her opinion and to the best of his or her knowledge, the Prospectus and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company; and the Prospectus or any amendment or supplement thereto does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          m) Since the respective dates as of which information is given in the Prospectus, and except as disclosed in the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations or management of the Company; and there has been no legal or governmental action, suit or proceeding is pending or, to such person's knowledge, threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which could reasonably be expected to adversely affect the transactions contemplated by this Agreement; since such dates the Company has not entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or incurred any material liability or obligation, direct, contingent or indirect which is not in the ordinary course of business, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the First Closing Date or Second Closing Date; and

          n) Since the respective dates as of which information is given in the Prospectus, the Company has not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

     iii) On or before the First Closing Date, letters from each director and executive officer of the Company, in form and substance satisfactory to Panther Capital, confirming that for a period of 180 days after the first date that any of the Common Shares are released for sale to the public, such person or entity will not directly or indirectly sell or offer to sell or otherwise dispose of any shares of Common Stock or any right to acquire any such shares without the prior written consent of Panther Capital, which consent may be withheld at the sole discretion of Panther Capital.

     iv) All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to Panther Capital. The Company shall furnish Panther Capital with such manually signed or conformed copies of such opinions, certificates, letters and documents as it may request. Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

     v) If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at Panther Capital's election will terminate upon notification by Panther Capital to the Company without liability on the part of any Underwriter or the Company except for the expenses to be paid or reimbursed by the Company pursuant to this Agreement and except to the extent provided in this Agreement.

     8.   REIMBURSEMENT OF UNDERWRITERS' EXPENSES

Notwithstanding any other provisions hereof, if this Agreement shall be terminated by Panther Capital pursuant to this Agreement, or if the sale to the Underwriters of the Common Shares at the First Closing is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse Panther Capital and the other Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by Panther Capital and the other Underwriters in connection with the proposed purchase and the sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, telegraph charges and telephone charges relating directly to the offering contemplated by the Prospectus.

     9.   EFFECTIVENESS OF REGISTRATION STATEMENT

The Company will use its best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

     10.  INDEMNIFICATION

     i) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or his Agreement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law; and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that

          a) The Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company by the Underwriters pursuant to this Agreement.

     ii) Each Underwriter will severally indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Act ("controlling person"), against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Prospectus or this Agreement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company by the Underwriters and will reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or
          controlling  person  in  connection  with  investigating,   defending,
          settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it.

     iii) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section to the extent it is not prejudiced as a proximate result of such failure.

     iv) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party.

     v) If the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

     vi) Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters representing the indemnified parties who are parties to such action) or the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     vii) If the indemnification provided for in this Section is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein either:

          a) In such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Common Shares or

          b) If the allocation provided above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion, in the case of the Company as the total price paid to the Company for the Common Shares sold by it to the Underwriters and in the case of the Underwriters as the underwriting commissions received by them bears to the total of such amounts received by the Underwriters as underwriting commissions.

          c) The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged  untrue  statement  of a  material  fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

    viii) The provisions set forth in this Section with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section provided, however, that no additional notice shall be required with respect to any action for which notice has been given under this Section for purposes of indemnification. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section are several in proportion to their respective underwriting commitments and not joint.

     ix) It is agreed that any controversy arising out of the operation of this Section, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the Code of Arbitration Procedure of the NASD.

     11.  DEFAULT OF UNDERWRITERS

     i) It shall be a condition to this Agreement and the obligation of the Company to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Underwriters of all such shares in accordance with the terms hereof.

     ii) If any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date does not exceed 10% of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriters shall have the option, in proportion to their respective commitments hereunder, to purchase the Common
          Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. All such shares not so purchased shall be purchased by Panther Capital.

     iii) If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above percentage then Panther Capital shall purchase all such shares which are the subject of such default but may offer all or a portion of such shares to the non-defaulting Underwriters at the sole discretion of Panther Capital.

     iv) Nothing herein will relieve a defaulting Underwriter from liability for its default.

     12.  EFFECTIVE DATE

This Agreement shall become effective immediately when upon the signing of the Agreement by the respective parties to the Agreement.

     13.  TERMINATION

Without limiting the right to terminate this Agreement pursuant to any other provision hereof:

     i) This Agreement may be terminated by the Company by notice to Panther Capital or by Panther Capital by notice to the Company at any time prior to the time this Agreement shall become effective as to all its provisions, and any such termination shall be without liability on the part of the Company to any Underwriter or of any Underwriter to the Company.

     ii) This Agreement may also be terminated by Panther Capital prior to the First Closing Date by notice to the Company if:

          a) Additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such Exchange or in the over the counter market by the NASD, or a general banking moratorium shall have been established by federal, or New York authorities;

          b)   An  outbreak   of  major   hostilities   or  other   national  or
               international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the judgment of the Underwriters, to affect adversely the marketability of the Common Shares;

          c) Any adverse event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect;

          d)   There  shall  be  any  action,  suit  or  proceeding  pending  or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or the transactions contemplated by this Agreement, which, in the reasonable judgment of the Underwriters, may materially and adversely affect the Company's business or earnings and makes it impracticable or inadvisable to offer or sell the Common Shares. Any termination pursuant to this subsection shall be without liability on the part of any Underwriter to the Company or on the part of the Company to any Underwriter.

     14.  REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY

The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

     15.  NOTICES

All communications hereunder shall be in writing and shall be mailed, delivered or couriered and confirmed to the addresses for the parties set out in this Agreement.

     16.  SUCCESSORS

This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the officers and directors and controlling persons of the Company, and in each case their respective successors, personal Underwriters and assigns, and no other person will have any right or obligation hereunder. No assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

     17.  PARTIAL UNENFORCEABILITY

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     18.  APPLICABLE LAW

This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of New York.

     19.  GENERAL

     i) This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

     ii) In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and only a letter in writing signed by the Company, and Panther Capital may waive the observance of any term of this Agreement.




Signed for and on behalf of INTERNET HOLDINGS, INC.


By: /s/ Stefan Allesch-Taylor
   -----------------------------

Title: President and Chief Executive Officer




Signed for and on behalf of PANTHER CAPITAL LTD


By: [Authorized Signatory}


Title:


Witnessed


By:


Title:

                                   SCHEDULE A
                                   ----------


Name of Underwriter                 Number of Firm Common Shares to be Purchased